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                                                                   Exhibit 23.1



                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-22381, 333-2080, 33-88574 and 333-64835.


                                        ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
  December 22, 1998